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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2003




                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)




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
        CAYMAN ISLANDS                      0-13857                            98-0366361
(State or other jurisdiction of     (Commission file number)     (I.R.S. employer identification number)
incorporation or organization)
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  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                           77478
(Address of principal executive offices)                             (Zip code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

            Exhibit 99.1 Noble Corporation and Subsidiaries Fleet Status Update as of December 16, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the Noble Corporation and Subsidiaries Fleet Status Update as of December 16, 2003 of the Registrant, which is attached as Exhibit 99.1 and will be published on the Registrant's web site at http://www.noblecorp.com. The report provides certain summary information about the operations of the drilling units of the Registrant. The report is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and shall not be deemed to be filed.

         The Noble Corporation and Subsidiaries Fleet Status Update as of December 16, 2003 contains forward-looking statements about the Registrant's business, financial condition and prospects. The Registrant's actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, changes in United States tax laws, or the enactment of new United States tax laws, that may result in the Registrant being subject to taxation in the United States on its worldwide earnings, other material changes in the tax laws, tax treaties or tax regulations, or the interpretation or enforcement thereof, in the United States or other countries in which the Registrant operates which could increase its effective tax rate; volatility in crude oil and natural gas prices; changes in customers' drilling programs or budgets due to their own internal corporate events, changes in the markets and prices for oil and gas, or shifts in the relative strengths of various geographic drilling markets brought on by things such as a general economic slowdown, or regional or worldwide recession, any of which could result in deterioration in demand for the Registrant's drilling services; the Registrant's inability to execute any of its business strategies; the cancellation by customers of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts; intense competition in the drilling industry; changes in the rate of economic growth in the U.S. or in other major international economics, political and economic conditions in the United States and in international markets where the Registrant operates; adverse weather (such as hurricanes or monsoons) and seas; operational risks (such as blowouts, fires and loss of production); changes in oil and gas drilling technology or in competitors' drilling fleets that could make the Registrant's drilling rigs less competitive or require major capital investment to keep them competitive; cost overruns or delays on shipyard repair, maintenance, conversion or upgrade projects; costs and effects of unanticipated legal and administrative proceedings; limitations on the Registrant's insurance coverage or its inability to obtain or maintain insurance coverage at


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rates and with deductible amounts that it believes are commercially reasonable;
the discovery of significant additional oil and/or gas reserves or the construction of significant oil and/or gas delivery or storage systems that impact regional or worldwide energy markets; potential deterioration in the demand for the Registrant's drilling services and resulting declining dayrates; requirements and potential liability imposed by governmental regulation of the drilling industry (including environmental regulation); acts of war or terrorism; significant changes in trade, monetary or fiscal policies worldwide, including changes in interest rates; and currency fluctuations between the U.S. dollar and other currencies.

         All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, the words "believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NOBLE CORPORATION


Date:  December 16, 2003            By:  /s/ MARK A. JACKSON
                                         ---------------------------------------
                                         Mark A. Jackson,
                                         Senior Vice President-Finance, Chief
                                         Financial Officer, Treasurer,
                                         Controller and Assistant Secretary


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                                INDEX TO EXHIBITS


Exhibit No.      Description
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Exhibit 99.1     Noble Corporation and Subsidiaries Fleet Status Update as of
                 December 16, 2003.


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